UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 Second Avenue, Suite 3320
Seattle, Washington 98104

(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2017

Date of reporting period: January 1, 2017-June 30, 2017

Kavilco Incorporated

Report to Shareholders

2017

June 30, 2017 (unaudited financial statements)

ITEM 1.	HIGHLIGHTS FROM THE 2016 REPORT TO SHAREHOLDERS

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that only letters from the CEO and CFO, shareholder meetings announcements, portfolio, and financial issues from Kavilco's report to shareholders are attached to the N-CSRS. Not included are general photos and descriptions, an In Memoriam listing of deceased original shareholders.

44th Annual Meeting of Shareholders

Notice
The 44th Annual Meeting of Shareholders is scheduled for Saturday, November 4, 2017 at The Landing in Ketchikan, Alaska.

Registration will take place from 11:00 a.m. to Noon in the Sunny Point conference room. The Shareholder meeting will be from 1:00 pm to 3:00 pm. The primary items of business are the approval of the Corporation's independent public accountants and the election of Directors.

Directors who are up for re-election this year are Ramona Hamar, Director, Jeane Breinig, Director, and Marie Miller, Vice President. The Board recommends re-election of all three members.

"Your Proxy Ballot and Statement will be mailed in October of this year." If you are unable to attend the Annual Meeting in Ketchikan, it is very important that you MAIL YOUR BALLOT IN, we ask that you vote "discretionary" on the Management Ballot.

We urge you to come to the Annual Meeting of Shareholders. Attendance at the Shareholder meetings helps to maintain good communication and understanding.

The Annual Shareholder Dinner will be held in the Sunny Point Conference Room on Saturday, November 4, 2017, in the evening at The Landing in Ketchikan for shareholders, their family, and guests; doors will open at 5:30 pm. There is no charge for dinner, as always. The Kasaan Haida Heritage Foundation will be holding their auction at the Annual Shareholder Dinner again this year. If you have any items to donate or would like to volunteer to help out at the auction, please contact Jeane Breinig at jeane@gci.net.

Greetings To Our Shareholders From Your President

Every year upon returning to Kasaan I am always met with good people, good fishing and a few surprises. This year, the Kavilco residence welcomed me with a backed up septic tank. Upon inspection it was determined that the septic tank had a wooden lid that was rotted and plugging up the tanks. Once I got this cleaned up and the lid replaced, I could finally settle into the island. In addition to sewage problems, many improvements were made in the doublewide this year and last, a list of which would be a bit too long for this report. Suffice to say, my living conditions in Kasaan have improved tremendously with still more that can be done without investing $150,000 (doublewide replacement) a cost of $1,250 per original shareholder.

I reflected on the Whale House rededication ceremony in Kasaan last summer and still felt a feeling of pride to have been a part of it. It is estimated that well over 1000 people attended and took part in this historic occasion. DVD's of this occasion are still available from the Organized Village of Kasaan (OVK) at their website at kasaan.org or by contacting them at 907.542.2230.

The Kavilco Board of Directors came to Kasaan for their July 2017 meeting. The Board met with representatives from the City of Kasaan and the Organized Village of Kasaan (OVK) who provided updates to the Board on several items. One item of note was that OVK indicated that they had taken out time to clean the cemetery, and Kavilco is very grateful that they took this initiative. Board member Eleanor Hadden later provided the Board with a summary of a current webinar she took called "Who's taking care of Gramma's Grave." Topics included "why it is important to document the cemetery, mapping, photographing, gathering historical information (stories), noting the condition of the markers with good records, prioritizing work like brushing, removing trees, stabilizing the area, and what not to use when cleaning the head and foot stones.

I look forward to overseeing things in Kasaan for the remainder of the summer and invite you all to visit your home in Kasaan. Ha'w'aa, gunalch'ee, thank you one and all.

Sincerely,

/s/ Louis L. Jones, Sr.

Louis L. Jones, Sr., President

Greetings To Our Shareholders From Your CFO

To understand why Kavilco's earnings have been declining over the past decade a brief history lesson is needed. In late 2008, when the economy was in crisis and there was still uncertainty regarding the viability of the U.S. financial sector, the Federal Reserve began a strategy to lower interest rates. The plan was to buy trillions of dollars' worth of long-term treasury bonds and mortgage backed securities on the open market. The increased demand for these fixed-income products proved very successful in achieving the desired results, as the yields on the 10 and 30-year treasuries along with all fixed income products declined to historic lows in 2016.

Concurrent with the Feds strategy, the Board adopted a bond ladder strategy, that is, to invest in corporate bonds across an eight year yield curve. This reduces the reinvestment risk of having to roll over the entire portfolio at one time and smooths out earnings. This was a very successful strategy until the major decline in interest rates as detailed above.

When the ladder strategy was employed, long dated bonds were purchased first because their interest rates were higher than short-term bonds. Now the bonds are maturing, putting added pressure on income. The only alternative to the bond reinvestment risk is to purchase dividend yielding stocks, unfortunately, maturing bond yields are substantially higher than stocks. Case in point, $1.345 million of Plains All American Pipeline bonds matured in January with a yield of 5.97%. The proceeds were reinvested in stocks with yields in the 3% to 4% range, hence lower investment income.

Why reinvest in stocks as opposed to bonds? As noted in the 2016 Report to Shareholders, Kavilco's strategy over the last six years was TINA, There Is No Alternative. No matter how high the valuations have become, or how pitiful the underlying economic fundamental may be, Kavilco has no choice but to keep investing and holding dividend paying stocks.

What is the likelihood that interest rates increase to pre 2016 levels and provide a better return for Kavilco's portfolio? Once again, the financial markets are in uncharted territory. There are two conflicting Federal Reserve Board strategies in play. Because of the aforementioned financial crisis, the Fed's balance sheet has expanded from $1 trillion to $4.5 trillion. Fixed income securities need to be sold to rectify this situation, meaning greater supply in the market place, which would help depress prices and raise rates. At the same time the Fed plans on tightening monetary policy by raising rates. Can the market handle both the monetary tightening and an increase in short term interest rates at the same time? No one can predict exactly how the Fed's strategy will play out.

The impact on the foregoing analysis on investment income compared to June 30, 2016 is that investment earnings are down $83,238. Starting in June this reduction in income will get worse because $3,065,000 of high yielding corporate bonds have or will be redeemed.

We are now into year six with each year becoming more challenging than the previous one. Fortunately for Kavilco and me, the Board is up the financial challenges that have ensured 37 years of continuous dividend distributions.

Sincerely,

/s/ Scott Burns

Scott Burns, Chief Financial Officer

Financial Statements (Unaudited) June 30, 2017

The unaudited financial statements for the six months ending June 30, 2017 are included in this report.

The audited financial statements dated December 31, 2016 were sent to shareholders on February 24, 2017 and will not be duplicated here. A copy of the audited financial statements can be mailed to shareholders within three working days by contacting Kavilco's Corporate Secretary at 1.800.786.9574 or 206.624.6166.

STATEMENT OF ASSETS AND LIABILITIES

ASSETS
Investments in securities, at fair value (cost $33,898,722)	$35,031,991
Real estate at fair value (cost $1,054,089)	5,776,759
Cash and cash equivalents	86,973
Interest receivable	118,234
Premises and equipment, net	19,087
Prepaid expenses and other assets	33,621

Total assets	41,066,665

LIABILITIES
Accounts payable and accrued expenses	27,613
Dividends payable	145,227

Total liabilities	172,840

NET ASSETS	$40,893,825

Net assets consist of:

Distributable earnings	$10,233,779
Contributed Capital	30,660,046

TOTAL Net assets	$40,893,825

Net asset value per share of Class A and Class B common stock ($40,893,825) divided by 12,000 shares outstanding)	$3,408

Financial Statements (UnaudIted) June 30, 2017

SCHEDULE OF INVESTMENTS

	Principal Amount or Shares	Fair Value
U.S. Corporate Bonds 18.9%

American Depository Receipts - 0.8%
Deutsche Telekom, 6.000%, due July 8, 2019	250,000	269,430

Total American Depository Receipts:		269,430

Communications - 5.9%
Viacom, Inc., 4.625%, due May 15, 2018	2,000,000	2,051,660

Total Communications:		2,051,660

Consumer Staples - 1.8%
Kraft Foods, Inc., 6.500%, due August 11, 2017	250,000	251,147
Yum! Brands, Inc., 5.300%, due September 15, 2019	355,000	374,525

Total Consumer Staples:		625,672

Energy - 4.8%
Hess Corp., 8.125%, due February 15, 2019	199,000	216,016
Kinder Morgan Energy Partners, 5.950%, due February 15, 2018	460,000	471,367
XTO Energy, Inc., 6.250%, August 1, 2017	1,000,000	1,003,470

Total Energy:		1,690,853

Financials 0.6%
General Electric Capital Corp., 5.625%, due September 15, 2017	215,000	216,759

Total Financials:		216,759

Industrials - 1.6%
International Paper, 9.375%, due May 15, 2019	500,000	564,435

Total Industrials:		564,435

Information Technology 1.1%
Adobe Systems, Inc., 4.750%, due February 1, 2020	100,000	107,269
Oracle Corp., 5.000%, due July 08, 2019	250,000	266,293

Total Information Technology:		373,562

Transportation 1.6%
FedEx Corp., 8.000%, due January 15, 2019	500,000	545,055

Total Transportation:		545,055

Utilities 0.8%
Metropolitan Edison, 7.700%, due January 15, 2019	250,000	269,805

Total Utilities:		269,805

Total - US Corporate Bonds (Cost $6,393,216)		$6,607,231

U.S. Common Stock 73.7%

American Depository Receipts 1.9%

Atlantic Power Corp.	2,700	6,480
Eaton Corp, PLC	1,400	108,962
Enbridge Inc.	5,215	207,609
Invesco Ltd.	3,300	116,127
Obsidian Energy Ltd.	3,400	4,318
Royal Dutch Shell, PLC	2,800	152,404
Sanofis-Aventis	600	28,746
Seadrill Ltd.	1,200	433
Unilever PLC	800	43,296
Wheaton Precious Metals Corp.	700	13,923

Total American Depository Receipts:		682,298

Consumer Discretionary 0.3%
Lamar Advertising Company	1,350	99,319

Total ConsumerDiscretionary:		99,319

Consumer Staples 3.5%
Coca Cola Company	11,600	520,260
Kraft Heinz Company, The	4,900	419,636
Mondelez International, Inc.	1,500	64,785
Procter & Gamble Co.	2,400	209,160

Total Consumer Staples:		1,213,841

Energy 2.7%
Chevron Corp.	3,600	375,588
Diamond Offshore Drilling, Inc.	1,515	16,407
Exxon Mobil Corp.	2,400	193,752
Hollyfrontier Corp	3,400	93,398
Kinder Morgan, Inc.	14,119	270,520

Total Energy:		949,665

Financials 16.9%
AvalonBay Communities, Inc.	1,200	230,604
Care Capital Properties, Inc.	900	24,030
Digital Realty Trust, Inc.	2,350	265,432
EPR Properties	1,900	136,553
Equity Ressidential Properties Trust Int.	1,500	98,745
Essex Property Trust	400	102,908
HCP, Inc.	4,600	147,016
Healthcare Realty Trust, Inc.	5,425	185,264
Highwoods Properties, Inc.	1,300	65,923
Hospitality Properties Trust	13,400	390,610
Liberty Properties Trust	11,140	453,509
LTC Properties, Inc.	4,830	248,214
Mack Cali Rlty Corp.	5,600	151,984
National Retail Properties, Inc.	1,470	57,477
Omega Healthcare Investors, Inc.	5,831	192,540
Quality Care Properties, Inc.	920	16,845
Realty Income Corp.	10,530	581,045
Redwood Trust, Inc.	2,600	44,304
RMR Group, Inc., The	274	13,330
Sabra Healthcare REIT, Inc.	1,960	47,236
Senior Housing Properties Trust	10,400	212,576
Stag Industrial, Inc.	10,830	298,908
Sun Communities, Inc.	3,180	278,854
T Rowe Price Group, Inc.	2,900	215,209
Ventas, Inc.	7,200	500,256
Washington REIT	6,600	210,540
Wells Fargo & Co.	3,840	212,774
Welltower, Inc	7,310	547,154

Total Financials:		5,929,840

Healthcare 3.5%
Amgen Inc.	1,240	213,565
Bristol-Myers Squibb	6,900	384,468
Merck & Co., Inc.	3,125	200,281
Pfizer, Inc.	12,500	419,875

Total Healthcare:		1,218,189

Industrials 3.1%
Boeing Co.	1,220	241,255
Caterpillar, Inc.	2,140	229,964
General Electric	13,430	362,744
Pitney Bowes, Inc.	3,000	45,300
United Parcel Service	1,900	210,121

Total Industrials:		1,089,384

Information Technology 3.0%
Cisco Systems, Inc.	12,810	400,953
International Business Machines (IBM) Corp.	1,150	176,905
Paychex, Inc.	8,325	474,026

Total Information Technology:		1,051,884

Master Limited Partnerships 8.9%
Amerigas Partners LP	7,230	326,579
Boardwalk Pipeline Partners LP	10,218	184,026
Buckeye Partners LP	6,472	413,755
CVR Partners LP	4,760	16,612
Enbridge Energy Partners LP	3,700	59,200
Energy Transfer Partners LP	12,468	254,223
Enterprise Products Partners LP	11,200	303,296
KKR and Co. LP	2,370	44,082
Magellan Midstream Partners LP	6,200	440,876
MPLX LP	2,180	72,812
Nustar Energy LP	4,100	191,183
Plains All American Pipeline LP	3,914	102,821
Spectra Energy Partners LP	4,866	294,551
Suburban Propane Partners LP	3,200	76,128
TC Pipelines LP	2,300	126,500
Terra Nitrogen Company LP	225	19,319
Williams Partners LP	4,541	182,140

Total Master Limited Partnerships:		3,108,103

Mutual Funds 1.1%
Blackrock Global Floating Rate Income Fund	3,179	44,411
John Hancock Preferred Income Fund	3,284	71,788
iShares Investment Grade Corp. Bonds	640	77,126
iShares US Preferred ETF	2,516	98,552
SPDR Barclays High Yield Bond ETF	2,600	96,720

Total Mutual Funds:		388,597

Telecommunication Services 7.9%
AT & T, Inc.	29,570	1,115,676
Centurylink, Inc.	6,900	164,772
Consolidated Communications	9,600	206,112
Frontier Communications Corp.	192	223
Verizon Communications	28,300	1,263,878

Total Telecommunication Services:		2,750,661

Utilities 20.9%
Aliant Energy Corp.	9,900	397,683
American Electric Power, Inc.	6,740	468,228
Atmos Energy Corp.	1,500	124,425
Avista Corp.	2,000	84,920
Centerpoint Energy, Inc.	16,200	443,556
Consolidated Edison, Inc.	6,900	557,658
Dominion Res, Inc.	8,300	636,029
Duke Energy Corp.	9,095	760,251
Entergy Corp.	2,870	220,330
Eversource Energy	10,481	636,302
Exelon Corp.	1,400	50,498
Firstenergy Corp.	1,255	36,596
NextEra Energy	2,500	350,325
PPL Corp.	10,445	403,804
Public Service Enterprise Group, Inc.	12,000	516,120
Scana Corp.	700	46,907
Southern Company	12,530	599,936
WEC Energy Group, Inc.	9,240	567,151
Xcel Energy, Inc.	9,540	437,695

Total Utilities:		7,338,414

Total US Common Stock (Cost $24,900,941)		25,820,195

Cash Equivalents 7.4%
Total Cash Equivalents (Cost $2,604,565)		$2,604,565

TOTAL INVESTMENT IN SECURITIES (Cost $33,898,722)		$35,031,991

Financial Statements (Unaudited) June 30, 2017

STATEMENT OF OPERATIONS

Investment Income
Interest
$230,942
Dividends
519,048

Total investment income
749,990

Expenses
Salaries and benefits
188,319
Directors' compensation and expenses
125,260
General and administrative
29,792
Insurance
40,949
Office and equipment leases
37,335
Professional Fees
25,158
Custodian
5,452

Total expenses
452,265

Net investment income
297,725

Realized and Unrealized Gain (Decrease) on Investments
Net realized gain on investments
38,222
Net change in unrealized appreciation on investments
(202,430)

Total realized gain and unrealized appreciation on investments
(164,208)

Net Operating Income	133,517

Other Income and Expense, net	64,380

Net Increase in Net Assets Resulting from Operations	$197,897

STATEMENT OF CHANGES IN NET ASSETS

Financial Statements (Unaudted) June 30, 2017

Increase (Decrease) in Net Assets from Operations	June 30, 2017	June 30, 2016
Net investment income
	$297,725	$419,941
Net realized gain on investments
	38,222	(191,927)
Net change in unrealized appreciation (depreciation) on investments
	(202,430)	3,553,704)
Other income and expense, net
	64,380	105,482

Net increase (decrease) in in net assets resulting from operations
	197,897	3,887,200

Dividends and Distributions to Shareholders	(204,000)	(252,000)

Total increase (decrease) in net assets
	(6,103)	3,635,200

Net Assets
Beginning of year	40,899,928	37,153,698

Six months ended June 30, 2017 and 2016 (includes undistributed ordinary income of $4,377,840 and $269,216, respectively)	$40,893,825	$40,788,898

FINANCIAL HIGHLIGHTS

Financial Statements (Unaudted) June 30, 2017

Per share operating performance (for a share of Class A and Class B capital stock outstanding):

	Six Months Ended	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,2017	June 30,2016	2016	2015	2014	2013	2012
Net asset value, beginning of year	3,408	3,096	3,096	3,381	3,321	3,376	3,377

Income from investment and real estate operations
Net investment income
	25	35	68	72	83	80	70
Net realized and unrealized appreciation (depreciation) on investment and real estate transactions
	(14)	280	335	(267)	64	(36)	6
Net other income	5	7	14	17	16	15	15

Total from investment and real estate operations
	16	322	417	(178)	63	59	91

Less dividends and distributions	(17)	(21)	(105)	(107)	(103)	(114)	(92)

Net asset value, end of year	3,407	3,397	3,408	3,096	3,381	3,321	3,376

Total return	.48%	9.48%	13.47%	(5.77%)	4.82%	1.78%	2.70%

Supplemental Data:
Net assets, end of year (in thousands)
	$40,894	$40,789	$40,900	$37,154	$40,577	$39,870	$40,531

Ratio to average net assets:
Expenses
	1.11%	1.06%	2.09%	2.29%	2.03%	2.02%	2.06%
Net investment income
	.73%	1.08%	2.10%	2.24%	2.46%	2.39%	2.08%

Portfolio turnover rate	10.80%	3.60%	15.39%	8.85%	11.00%	16.07%	13.71%

Financial Statements (Unaudited) June 30, 2017 ~ Notes

Note 1. Organization

Kavilco Incorporated ("the Company") is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act ("ANCSA") of 1971. Under ANCSA, the Native claims to land in Alaska were settled in exchange for part of the state's land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA. The Company was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

On November 1, 1989, the Company began to operate as a self-managed, closed-end management investment company, as defined by the Investment Company Act of 1940 ("the Act"). The Company is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend, and distribution policies, operations and reporting requirements. The Company's investment decisions, which focus primarily on large-cap dividend equity investments and on fixed income investments, are made by management under the direction of the Board of Directors.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on deposit with banks. The Company considers all highly liquid instruments with a maturity of three months or less to be cash equivalents. The Company has cash balances in excess of federally insured limits.

Valuation of Investments

All investments are recorded at their estimated fair value, as described in Note 3.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using the LIFO (last in first out) method. Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex-dividend date. Unrealized gains and losses are included in the statement of operations.

Federal Income Taxes

The Company files income tax returns in the U.S. federal jurisdiction and Alaska State.

The Company's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute at least 90% of its net investment taxable income to its shareholders. Generally, no federal income tax provision is required for the Company.

The Company records a liability, if any, for unrecognized tax benefits resulting from uncertain income tax positions taken or expected to be taken in an income tax return. No liability has been recorded for uncertain tax positions, or related interest or penalties as of June 30, 2017.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States.

Directors' Compensation and Expenses

Each member of the Board of Directors receives compensation for each board meeting attended during the year in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to board meetings. In addition to meeting related expenses, the Company pays for the medical insurance of certain directors.

Note 3. Fair Value Measurements

Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement determined based on assumptions that market participants would use in pricing an asset or liability. There are three levels which prioritize the inputs used in measuring fair value as follows:

Level 1: Observable market inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities;
Level 2: Observable market inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and
Level 3: Unobservable inputs where there is little or no market data, which require the reporting entity to develop its own assumptions.

An asset or liability's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The following is a description of the valuation methodologies used for assets measured at fair value, including a general description of the asset.

Equity securities (common stock)

Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate bonds

The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Real Estate

Real estate represents entitlement to the surface estate of real property, for which no readily available market quotation exists. Fair value of real estate is determined by management based on a Certified Forester's opinion as to the current value and status of the land, along with other factors. Other relevant factors include the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property during the valuation process. Real estate is included in Level 3 of the fair value hierarchy.

The following table presents information about the Company's investments in securities and real estate measured at fair value as of June 30, 2017:

	Level 1		Level 2		Level 3		Balance

Investments in Securities
US Corporate Bonds		$-		$6,607,231		$-	$6,607,231
US Common stock		25,820,195		-		-	25,820,195
Money Market Fund		2,604,565		-			2,604,565

		$28,424,760		$6,607,231	$		$35,031,991

Real Estate	$		$			$5,776,759	$5,776,759

The Company recognizes transfers between Level 1 and 2 at the end of the reporting period. As of June 30, 2017, no significant transfers between Level 1 or 2 occurred.

At June 30, 2017, there were no realized gain (loss), cost or purchases, proceeds from sales or transfers in or out of Level 3 at the end of the reporting period. Refer to Note 4 (Real Estate) for a description of the fair value of real estate and any unrealized gain (loss) during the periods presented in these financial statements

Note 4. Real Estate

At June 30, 2017, the Company owns fee title to the surface estate of 22,946 acres of real estate located in southeast Alaska.

As of June 30, 2017, there is no commercial viable timber on the real estate and the Company has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

The financial statements include real estate valued at $5,776,759 in 2016, the value of which was determined by an independent appraisal. There was no change in the value at June 30, 2017 from December 31, 2016.

Note 5. Trading Risk

In the normal course of business, the Company enters into financial transactions involving instruments where there is risk of potential loss due to changes in the market (market risk), or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Company's exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Company's portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of the counterparty to perform according to the terms of a contract. The Company's exposure to credit risk associated with counterparty nonperformance includes cash deposits that may exceed applicable insurance limits. The Company seeks to control such credit risk by maintaining deposits with only high quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counterparty exposure due to the requirements of the individual exchanges.

Note 6. Investment Transactions

Purchases of investment securities (common stock, and publicly traded partnerships) aggregated $6,265,899 for the six month period ended June 30, 2017, and sales and maturities of investment securities (consisting of corporate bonds and common stock) aggregated $3,431,775 for the six month period ended June 30, 2017.

The U.S. federal income tax basis of the Company's investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation for U.S. federal income tax purposes is $3,049,545, and $1,916,249, respectively, for the six months ended June 30, 2017.

Note 7. Premises and Equipment

The following is a summary of premises and equipment at June 30, 2017:

Building	$170,601
Furniture, fixtures, and equipment	77,391

247,992
Less accumulated depreciation	(228,905)

$19,087

All assets are recorded at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets, which range from 5 to 15 years. Depreciation expense was $2,505 for the six months ended June 30, 2017.

Note 8. Lease Obligation

The Company leases office space under a non-cancelable operating lease agreement, which terminates September 30, 2016. On October 1, 2016, The Company re-located its corporate office, and entered into a new non-cancelable operating lease agreement which terminates September 30, 2021. Pursuant to the lease agreement, The Company paid a lease deposit of $3,528 which will be credited to the last month's rent. Future minimum lease commitments under this non-cancelable operating lease are as follows:

2017	19140
2018	39,150
2019	40,310
2020	41,470

2021	31,755

$171,825

Rent expense for the six months ended June 30, 2017 was $23,825.

Note 9. Net Assets

Upon organization of the Company, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Company pursuant to ANCSA. The Company utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock or are gifted stock.
The Company's capital structure is as follows:

Common stock:
Class A, no par value - Authorized, 1,000,000 shares; issued and outstanding, 11,212.83 shares
Class B, no par value - Authorized, 500,000 shares; issued and outstanding, 787.17 shares

Note 10. Dividends and Distributions to Shareholders

On March 3, 2017, a distribution of $17.00 per share was declared. The dividend was paid on March 16, 2017 to shareholders of record on March 6, 2017.

The tax character of distributions paid during the six months ended June 30, 2017 and the years ended December 31, 2016 and 2015 were as follows:

	June 30, 2017	2016	2015
Distributions paid from:
Ordinary income	$156,718	$764,133	$1,233,297
Long-term capital gain	47,282	495,868	50,704

	$204,000	$1,260,001	$1,284,001

As of June 30, 2017 and December 31, 2016 and December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	June 30, 2017	2016	2015
Undistributed ordinary income	$4,377,840	$4,586,373	$187,720

Net unrealized appreciation on:
Investments	1,133,269	1,335,699	(885,850)
Real estate	4,722,670	4,722,670	3,153,544

	$10,233,779	$10,644,742	$2,455,414

Note 11. Schedule of Investments

Investments are categorized by type, country, and industry. The industry category represents management's belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the fair value of each category by net assets.

Note 12. Pension Plan

Employees of the Company are covered by a defined contribution pension plan. The Company contributes 20% of each participant's compensation to the plan. The Company's contributions for the six months ended June 30, 2017 totaled $16,256.

Note 13. Other Income and Expense

The Company earned income of $57,120 for the six months ended June 30, 2017, as a result of ANCSA Section 7(i) which requires regional corporations to distribute 70% of any net revenues derived from timber resources and the subsurface estate to other regional corporations who then redistribute under Section 7(j) 50% of such amounts to the village corporations and at-large shareholders.

Other income also includes $7,260 of lease income for the six months ended June 30, 2017.

Officers & Directors

Louis Jones, Sr., President

Marie Miller, Vice President

Laird A. Jones, Secretary

Scott Burns, Chief Financial Officer

Jeane Breinig, Director

Kenneth Gordon, Director

Eleanor Hadden, Director

Ramona Hamar, Director

Frederick O. Olsen, Jr., Director

Melanie Young, Director

32 Years of Dividend Distributions
1980 INITIAL DISTRIBUTION	$3,000,000
1981 Debenture	1,200,000
1981 Alaska Native Fund	283,282
1982 Debenture	1,200,000
1983 Alaska Native Fund	69,940
1983 Debenture	1,200,000
1984 Debenture	1,200,000
1984 Dividend	120,000
1985 Debenture	1,200,000
1986 Dividend	120,000
1986 Debenture	1,200,000
1987 Debenture	1,200,000
1987 Property Dividend	236,066
1987 Dividend	120,000
1988 Debenture	1,200,000
1989 Debenture	1,200,000
1989 Dividend	240,000
1990 Debenture	1,200,000
1990 Dividend	600,000
1991 Dividends	1,080,000
1992 Dividends	960,000
1993 Dividends	1,214,400
1994 Dividends	1,248,300
1995 Dividends	1,728,000
1996 Dividends	1,927,680
1997 Dividends	1,992,000
1998 Dividends	1,956,003
1999 Dividends	2,027,167
2000 Dividends	1,811,000
2001 Dividends	1,932,000
2002 Dividends	1,764,000
2003 Dividends	1,650,000
2004 Dividends	1,215,000
2005 Dividends	1,009,200
2006 Dividends	1,065,000
2007 Dividends	1,188,001
2008 Dividends	1,140,000
2009 Dividends	1,236,000
2010 Dividends	1,032,000
2011 Dividends	1,080,000
2012 Dividends	1,085,899
2013 Dividends	1,369,200
2014 Dividends	1,239,240
2015 Dividends	1,284,000
2016 Dividends	1,260,000
Total Distributions	$53,283,376
Per 120 Original Shareholders	$444,028

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSRS.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's President and Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSRS:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12(a)(1)	Certification of President

12(a)(2)	Certification of Chief Financial Officer

SIGNATURES

Date: August 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/ Louis L. Jones, Sr.

Louis L. Jones, Sr.

President

___________________________________

Date: August 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Scott Burns

Scott Burns

Chief Financial Officer